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                                                                   Exhibit 21.1

                    FLAG TELECOM GROUP LIMITED - SUBSIDIARIES
                    -----------------------------------------

                                                      COUNTRY OF
NAME OF COMPANY                                       INCORPORATION
---------------                                       -------------

FLAG Pacific Holdings Limited                         Bermuda
FLAG Pacific Limited                                  Bermuda
FLAG Pacific Canada Limited                           New Brunswick
FLAG Pacific Japan Limited                            Japan

FLAG Telecom Singapore Pte. Limited                   Singapore

FLAG Telecom Development Limited                      Bermuda
FLAG Telecom Development Services Company LLC         Egypt
FLAG Access India Private Ltd.                        India
FLAGWEB Limited                                       Bermuda
FLAG Telecom Network Services Limited                 Ireland
FLAG Telecom Ireland Limited                          Ireland
FLAG Telecom Japan Limited                            Japan
FLAG Telecom Espana SA                                Spain
FLAG Telecom Ireland Services Limited                 Ireland
FLAG Telecom Servicios S.A. de C.V.                   Mexico
FLAG Telecom Argentina SA                             Argentina
FLAG Telecom Brasil Holdings Ltda                     Brazil
FLAG Telecom Brasil Ltda                              Brazil
FLAG Telecom Ireland Network Limited                  Ireland
FLAG Telecom Network USA Limited                      Delaware
FLAG Telecom Deutschland Network GmbH                 Germany
FLAG Telecom Nederland Network BV                     The Netherlands
FLAG Telecom Belgium Network SA                       Belgium
FLAG Telecom Switzerland Network AG                   Switzerland
FLAG Telecom Austria Network GmbH                     Austria
FLAG Telecom Norway Network AS                        Norway
FLAG Telecom France Network SAS                       France
FLAG Telecom Espana Network SAU                       Spain

FLAG Limited                                          Bermuda
FLAG Pacific USA Limited                              Delaware

FLAG Telecom Group Services Limited                   Bermuda
FLAG Telecom Limited                                  United Kingdom
FLAG Telecom USA Ltd                                  Delaware
FLAG Telecom Asia Limited                             Hong Kong
FLAG Telecom France Services Eurl                     France
FLAG Telecom Deutschland GmbH                         Germany
FLAG Telecom Nederland BV                             The Netherlands
FLAG Telecom Hellas AE                                Greece
FLAG Telecom Austria GmbH                             Austria

FLAG Telecom Global Network Limited                   Bermuda
FLAG Atlantic UK Limited                              United Kingdom
FLAG Atlantic France SAS                              France

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                                                      COUNTRY OF
NAME OF COMPANY                                       INCORPORATION
---------------                                       -------------

FLAG Asia Holdings Limited                            Bermuda
FLAG Asia Limited                                     Bermuda
FLAG Telecom Korea Limited                            Korea
Seoul Telenet Inc.                                    Korea
FLAG Telecom Taiwan Services Limited                  Taiwan
FLAG Holdings (Taiwan) Limited                        Taiwan
FLAG Telecom Taiwan Limited                           Taiwan